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                            SCHEDULE 14A INFORMATION
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

 /X/   Filed by the Registrant

 / /   Filed by a Party other than the Registrant

Check the appropriate box:

 / /    Preliminary Proxy Statement

 / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

 / /    Definitive Proxy Statement

 /X/    Definitive Additional Materials

 / /    Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                                J.P. Morgan Series Trust

                (Name of Registrant as Specified In Its Charter)

Payment  of Filing Fee (check the appropriate box):

 /X/    No fee required.
 / /    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     Title of each class of securities to which transaction applies:

                    ------------------------------------------------------------

     Aggregate number of securities to which transaction applies:


                    ------------------------------------------------------------

     Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it is determined):

                     -----------------------------------------------------------

     Proposed maximum aggregate value of transaction:

                     -----------------------------------------------------------

     Total fee paid:

                    ------------------------------------------------------------

/ /    Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1)  Amount Previously Paid:

                    ------------------------------------------------------------

     Form, Schedule or Registration Statement No.:

                    ------------------------------------------------------------

     Filing Party:

                    ------------------------------------------------------------

     Date Filed:

                   -------------------------------------------------------------
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                     TO ALL J.P. MORGAN FUNDS SHAREHOLDERS:

                             YOUR VOTE IS IMPORTANT

RECENTLY, PROXY MATERIALS to reorganize and consolidate two J.P. Morgan mutual fund families (heritage Chase Vista Funds and heritage J.P. Morgan Funds) WERE mailed to all shareholders of record (April 6, 2001). AS DESCRIBED IN THE PROXY MATERIAL, these proposals will provide shareholders a broader offering of mutual funds, as well as enhanced shareholder servicing through one common platform. SHAREHOLDER approval of these proposals is very important to the J.P. Morgan
   Chase mutual fund business. We urge you to read through the proxy material carefully before voting. If you like, you can vote now--the call will only take a few minutes.


                                     PHONE:
               Touch-tone voting: 1-877-PRX-VOTE(1-877-779-8683)*


         FOR YOUR CONVENIENCE, HERE ARE SOME ADDITIONAL MEANS OF VOTING:


                                       WEB
             Linking to on-line voting via J.P. Morgan Chase Web at
                  http://chaseweb.chase.com/shared/proxy.htm*
                   Logging on directly to the proxy Web site,
                     http://www.eproxyvote.com/equiserve/.*


                                      MAIL
        Sign, date and mail your proxy card(s) and return in the return envelope provided.
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JPMorgan Funds Logo

                                URGENT REMINDER

June 13, 2001

Dear Shareholder:

    We recently mailed to you proxy materials relating to the Special Meeting of Shareholders of the JPMorgan Funds scheduled for July 3, 2001. As we have not received your vote for this important meeting, we encourage you to use one of the following convenient options today for recording your vote promptly:

    - VOTE BY INTERNET: LOG ON TO WWW.PROXYVOTE.COM, ENTER THE 12-DIGIT CONTROL NUMBER ON YOUR VOTING INSTRUCTION FORM AND FOLLOW THE INSRUCTIONS ON THE WEB SITE.

    - VOTE BY TELEPHONE: CAST YOUR VOTE THROUGH TOUCH-TONE VOTING, OR SPEAK TO A REPRESENTATIVE BY CALLING THE TOLL FREE NUMBER LISTED ON YOUR VOTING INSTRUCTION FORM. HAVE THE 12-DIGIT CONTROL NUMBER FOUND ON YOUR VOTING INSTRUCTION FORM READY WHEN PROMPTED.

    - VOTE BY MAIL: SIGN, DATE, AND MAIL YOUR PROXY CARD IN THE POSTAGE-PAID RETURN ENVELOPE PROVIDED.

    AS DETAILED IN THE PROXY STATEMENT, YOUR BOARD MEMBERS UNANIMOUSLY RECOMMEND A VOTE FOR ALL THE PROPOSALS AND BELIEVE THAT APPROVAL IS IN THE BEST INTERESTS OF THE SHAREHOLDERS.

    If you have any questions regarding the proxy, please call the JP Morgan Fund Proxy Information Line toll free at 1-800-769-6414. We appreciate your time and attention to this important matter, and look forward to serving your investment needs for many years to come.

Sincerely,

/s/ George Gatch

George Gatch
Managing Director

  YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY TO AVOID UNNECESSARY SOLICITATION
                              COSTS TO YOUR FUND.
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JPMorgan Funds Logo

                                URGENT REMINDER

June 13, 2001

Dear Shareholder:

    We recently mailed to you proxy materials relating to the Special Meeting of shareholders of the JPMorgan Funds scheduled for July 3, 2001. As we have not received your vote for this important meeting, we encourage you to use one of the following convenient options today for recording your vote promptly:

    - VOTE BY INTERNET: GO TO THE INTERNET ADDRESS LISTED ON THE ENCLOSED PROXY CARD AND FOLLOW THE INSTRUCTIONS ON THE SITE. FOR YOUR CONVENIENCE, HAVE YOUR VOTING INSTRUCTION FORM AVAILABLE.

    - VOTE BY TELEPHONE: CAST YOUR VOTE THROUGH AUTOMATED TOUCH-TONE VOTING AT 1-877-779-8683, OR SPEAK TO A PROXY INFORMATION CENTER REPRESENTATIVE AT 1-800-769-6414. FOR YOUR CONVENIENCE, HAVE YOUR VOTING INSTRUCTION FORM AVAILABLE.

    - VOTE BY MAIL: SIGN, DATE AND MAIL YOUR PROXY CARD IN THE POSTAGE-PAID RETURN ENVELOPE PROVIDED.

    AS DETAILED IN THE PROXY STATEMENT, YOUR BOARD MEMBERS UNANIMOUSLY RECOMMEND A VOTE FOR ALL THE PROPOSALS AND BELIEVE THAT APPROVAL IS IN THE BEST INTERESTS OF THE SHAREHOLDERS.

    If you have any questions regarding the proxy or would like to vote your shares with a representative, please call the JPMorgan Proxy Information Line toll free at 1-800-769-6414. We appreciate your time and attention to this important matter, and look forward to working in partnership with you and your financial advisor for many years to come.

Sincerely,

/s/ George Gatch

George Gatch
Managing Director

                   YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY!